                                                                  ABS INFORMATIONAL AND COMPUTATIONAL MATERIALS FOR
                                                                                         RASC SERIES 2007-KS4 TRUST
-------------------------------------------------------------------------------------------------------------------
                                                                                         $235,875,000 (APPROXIMATE)

                                              SEC FILE NO. 333-140611
                                                        Res

                                           RESIDENTIAL FUNDING COMPANY, LLC
                                             Master Servicer and Sponsor

                                       RESIDENTIAL ASSET SECURITIES CORPORATION
                                                      Depositor

                                            RASC SERIES 2007-KS4 TRUST
                                                  Issuing Entity

                             HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                   SERIES 2007-KS4

                                            $235,875,000 (APPROXIMATE)

                                               Subject to Revision

                                                  April 16, 2007

                                  ABS Informational and Computational Materials

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ABS INFORMATIONAL AND COMPUTATIONAL MATERIALS

PART I OF II

$235,875,000 (APPROXIMATE)

                                                                                                                     April 16, 2007

EXPECTED TIMING:          Pricing Date:               On or about April 19, 2007
                          Settlement Date:            On or about April 27, 2007
                          First Payment Date:         May 25, 2007

                                            RASC SERIES 2007-KS4 TRUST

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                            $235,875,000 (APPROXIMATE)
                                                SUBJECT TO REVISION

-------------------------------------------------------------------------------------------------------------------------------------------
CLASS              APPROXIMATE      INTEREST TYPE   PRINCIPAL TYPE   EXPECTED WAL        EXPECTED       FINAL SCHEDULED       EXPECTED
                                                                                        PRINCIPAL
                                                                                          WINDOW                               RATING
                                                                       (YRS)(2)        (MONTHS)(2)        DISTRIBUTION     (MOODY'S / S&P
                   SIZE($)(1)                                          CALL/MAT          CALL/MAT          DATE((6))              )
-------------- -------------------- --------------- --------------- ---------------- ----------------- ------------------- ----------------
A-1 (3) (4)       $103,900,000         Floating         SR SEQ        1.00 / 1.00    1 - 22 / 1 - 22       April 2030        [Aaa] / AAA
                                                                                      22 - 27 / 22 -     February 2033
A-2 (3) (4)        $29,400,000         Floating         SR SEQ        2.00 / 2.00           27                               [Aaa] / AAA
                                                                                      27 - 68 / 27 -     November 2036
A-3 (3) (4)        $34,300,000         Floating         SR SEQ        3.00 / 3.00           68                               [Aaa] / AAA
                                                                                      68 - 78 / 68 -        May 2037
A-4 (3) (4)        $15,275,000         Floating         SR SEQ        6.39 / 8.43          184                               [Aaa] / AAA
M-1S (3) (4)                                                                          44 - 53 / 44 -        May 2037
(5)                $11,250,000         Floating        MEZ SEQ        3.99 / 3.99           53                               [Aa1] / AA+
M-2S  (3)                                                                             53 - 78 / 53 -        May 2037
(4) (5)            $11,625,000         Floating        MEZ SEQ        5.14 / 5.16           84                               [Aa2] / AA
M-3S  (3)                                                                             78 - 78 / 84 -        May 2037
(4) (5)            $4,500,000          Floating        MEZ SEQ        6.49 / 9.52          162                               [Aa3] / AA-
M-4  (3) (4)                                                                          42 - 78 / 42 -        May 2037
(5)                $5,625,000          Floating          MEZ          4.60 / 5.08          143                                [A1] / A+
M-5  (3) (4)                                                                          41 - 78 / 41 -        May 2037
(5)                $4,875,000          Floating          MEZ          4.55 / 5.01          137                                [A2] / A
M-6  (3) (4)                                                                          40 - 78 / 40 -        May 2037
(5)                $3,500,000          Floating          MEZ          4.52 / 4.97          132                                [A3] / A-
M-7  (3) (4)                                                                          39 - 78 / 39 -        May 2037
(5)                $4,875,000          Floating          MEZ          4.50 / 4.91          127                              [Baa1] / BBB+
M-8  (3) (4)                                                                          39 - 78 / 39 -        May 2037
(5)                $2,875,000          Floating          MEZ          4.47 / 4.85          120                              [Baa2] / BBB
M-9  (3) (4)                                                                          38 - 78 / 38 -        May 2037
(5)                $3,875,000          Floating          MEZ          4.46 / 4.80          114                              [Baa3] / BBB-
-------------- -------------------- --------------- --------------- ---------------- ----------------- ------------------- ----------------

TOTAL          $235,875,000
-------------- -------------------- --------------- --------------- ---------------- ----------------- ------------------- ----------------

      NOTES:

(1)      Class sizes subject to a 5% variance.
(2)      Pricing Speed Assumption:
         Fixed:   23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23%
         CPR thereafter).
         ARMs:    100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately
         2.545% each month to 30% CPR in month 12 and remain at 30% CPR until month 22, from month 23 to month
         27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(3)      The pass-through rate on each class of Class A Certificates and Class M Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
(4)      If the 10% optional call is not exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will be 1.5 times the original margin, beginning on the second
         Distribution Date after the first possible optional termination date.
(5)      The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.
(6)      For Class A-1 through Class A-3 Certificates, calculated at 0% CPR, to maturity.  For Class A-4 and
         Class M Certificates calculated as the latest maturity date for any mortgage loan plus one month.

 REPRESENTATIONS & WARRANTIES:        RFC will make a representation  and warranty that each mortgaged  property is free of damage and in good  repair as of the  closing  date.  In the event  that a  mortgaged property  is damaged as of the  closing  date and that  damage  materially  adversely
                                      affects  the  value  of  the   mortgaged   property   or  of  the   interest  of  the
                                      certificateholders  in the related mortgaged loan, RFC will be required to repurchase the related mortgage loan from the trust.
 CERTIFICATES:                        The Class A-1 Certificates,  Class A-2 Certificates, Class A-3 Certificates and Class
                                      A-4 Certificates (the "Class A Certificates").
                                      The Class M-1S Certificates,  Class M-2S Certificates and Class M-3S Certificates are
                                      referred to collectively as the "Sequential Class M Certificates."
                                      The Class M-1S Certificates,  Class M-2S Certificates, Class M-3S Certificates, Class
                                      M-4  Certificates,   Class  M-5  Certificates,  Class  M-6  Certificates,  Class  M-7
                                      Certificates,  Class  M-8  Certificates  and  Class M-9  Certificates  (the  "Class M
                                      Certificates") together with the Class A Certificates,  are referred to herein as the
                                      "Offered Certificates."
                                      The  Offered  Certificates  will be offered  pursuant  to the  Prospectus  Supplement described below.

 DEPOSITOR:                           Residential  Asset  Securities  Corporation  ("RASC"),  an affiliate  of  Residential
                                      Funding Company, LLC.

 SEC REGISTRATION NUMBER:             333-140611
 SELLER AND MASTER SERVICER:          Residential Funding Company, LLC (the "Seller", "Master Servicer" or "RFC").
 SUB-SERVICERS:                        Homecomings Financial, LLC, an affiliate of RFC, will be the servicer for approximately 73.51% of the Mortgage Loans.  GMAC Mortgage, LLC, an affiliate of
                                       RFC, will be the servicer for approximately 26.49% of the Mortgage Loans.
 TRUSTEE AND SUPPLEMENTAL INTEREST    LaSalle Bank National Association
 TRUST TRUSTEE:
 SWAP COUNTERPARTY:                   [TBD]
 LEAD UNDERWRITER:                    J.P. Morgan Securities Inc.
 CO-MANAGER                           Residential Funding Securities, LLC.
 CUT-OFF DATE:                        April 1, 2007.
 CLOSING DATE:                        On or about April 27, 2007.
 DISTRIBUTION DATES:                  The 25th day of each month (if such day is not a  business  day,  the first  business day thereafter) commencing in May 2007.
 FORM OF CERTIFICATES:                The  Offered  Certificates  will  be  available  in  book-entry  form  through  DTC /
                                      Euroclear / Clearstream in same day funds.
 MINIMUM DENOMINATIONS:               The Class A  Certificates  and the Class M  Certificates  will be  offered in minimum denominations of $100,000 and integral multiples of $1 in excess thereof.

  TAX STATUS:                         The Offered  Certificates  (exclusive of any right to receive  amounts in respect of
                                      Basis Risk  Shortfall)  will be designated  as regular  interests in a REMIC and, as such,  will be  treated  as debt  instruments  of a REMIC  for  federal  income  tax purposes.
  ERISA ELIGIBILITY:                   Subject  to the  considerations  contained  in the base  prospectus,  the  Offered
                                       Certificates may be eligible for purchase by persons  investing assets of employee benefit plans or individual retirement accounts assets.
                                       In  addition,  prior  to the  termination  of  the  Supplemental  Interest  Trust,
                                       the   Offered   Certificates   may  only  be   purchased   by  persons   investing
                                       assets of employee  benefit  plans or  individual  retirement  accounts  assets if such  person  qualifies  for  the  relief  available  under  one  or  more  of the following  investor-based exemptions:

                                     o        Prohibited Transaction Class Exemption ("PTCE") 84-14, regarding transactions negotiated by independent "qualified professional asset managers";

                                     o        PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                                     o        PTCE 91-38, regarding investments by bank collective investment funds;

                                     o        PTCE 95-60, regarding investments by insurance company general accounts; or

                                     o        PTCE 96-23, regarding transactions negotiated by certain "in-house asset managers".

                                      See "ERISA Considerations" in the base prospectus.

  SMMEA ELIGIBILITY:                  The  Offered   Certificates  are  not  expected  to  constitute   "mortgage  related
                                      securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
  OPTIONAL TERMINATION DATE:          If the  aggregate  principal  balance of the Mortgage  Loans after giving  effect to distributions to be made on that  Distribution Date falls below 10% of the aggregate principal balance as of the Cut-off Date ("Optional  Termination Date"), the holders of the call rights may terminate the trust.
  MORTGAGE LOANS:                     The mortgage pool will consist of fixed-rate and  adjustable-rate  subprime Mortgage
                                      Loans secured by first and second liens on mortgaged properties.
                                       The Mortgage Loans have an approximate  aggregate principal balance of $252,209,444 as of the Cut-off Date.
                                      Approximately   29.19%  of  the  Mortgage  Loans  were   originated  by  Homecomings
                                      Financial, LLC, which is a seller affiliated with RFC.
                                      Approximately  26.51% of the Mortgage Loans were purchased from New Century Mortgage
                                      Corporation,  which filed for  bankruptcy  protection  under  Chapter 11 of the U.S.
                                      Bankruptcy Code.
  SILENT SECONDS:                     The  mortgaged  properties  relating  to  approximately  13.64%  of  the  first-lien
                                      Mortgage  Loans are subject to a second-lien  mortgage  loan ("Silent  Second") that was  originated  at the same time as the  first-lien  mortgage  loan.  The  weighted average combined original  loan-to-value ratio of the Mortgage Loans,  including the
                                      Mortgage Loans subject to Silent Seconds, is  85.03%
  PERFORMANCE INFORMATION:            Performance  information  for certain RFC  transactions  is  currently  available at
                                      www.gmacrfcstaticpool.com.
  PREPAYMENT ASSUMPTION:              Fixed Rate Mortgage Loans:  23% HEP (assumes that  prepayments  start at 2.3% CPR in month one,  increase by 2.3% each month to 23% CPR in month 10, and remain  constant at 23% CPR thereafter).
                                      Adjustable Rate Mortgage  Loans:  100% PPC (100% PPC prepayment  assumption  assumes
                                      (i) a constant  prepayment rate of 2% of the then outstanding  principal  balance of the  adjustable-rate  Mortgage  Loans in the first month of the life of the Mortgage
                                      Loans,  (ii) an  additional  2.545% per annum in each month  thereafter  through the eleventh  month,  (iii) a constant  prepayment  rate of 30% per annum in the twelfth month through the twenty-second  month,  (iv) a constant  prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh  month and (v) a constant prepayment rate of 35% per annum thereafter).
  BASIS RISK SHORTFALL:               With respect to any class of Class A  Certificates  or Class M  Certificates  and any
                                      Distribution  Date  on  which  the  Net  WAC  Cap  Rate  is  used  to  determine  the pass-through  rate of that class of  certificates,  an amount  equal to the excess of
                                      (i) accrued  certificate  interest for that class calculated at a rate (not to exceed
                                      14.00%  per  annum)  equal to  One-Month  LIBOR plus the  related  margin,  over (ii)
                                      accrued certificate interest for that class calculated using the Net WAC Cap Rate.
  BASIS RISK SHORTFALL                With respect to any class of Class A  Certificates  or Class M  Certificates  and any
  CARRY-FORWARD AMOUNTS:              Distribution  Date, an amount equal to the aggregate  amount of Basis Risk  Shortfall on  that  Distribution  Date,  plus  any  unpaid  Basis  Risk  Shortfall  from  prior
                                      Distribution  Dates, plus interest thereon to the extent  previously  unreimbursed by
                                      Excess Cash Flow, at a rate equal to the related pass-through rate for that class.
  RELIEF ACT SHORTFALLS:              With respect to any  Distribution  Date,  the  shortfall,  if any, in  collections of
                                      interest  resulting  from  the  Servicemembers   Civil  Relief  Act  or  any  similar
                                      legislation  or  regulation.  Relief Act  Shortfalls  will be  covered  by  available
                                      Excess Cash Flow in the current period only.  Any Relief Act Shortfalls  allocated to the Offered  Certificates  for the current  period not covered by Excess Cash Flow in the current period will remain unpaid.  Relief Act Shortfalls  will be allocated on a pro rata basis among the Offered Certificates.
  AVAILABLE DISTRIBUTION AMOUNT:      For any Distribution  Date, an amount (net of (i) amounts  reimbursable to the Master
                                      Servicer and any subservicer  (ii) any net swap payments to the swap counterparty and
                                      (iii)  any Swap  Termination  Payment  not due to  a Swap Counterparty Trigger Event)
                                      equal  to (a) the  aggregate  amount of scheduled  payments on the Mortgage Loans due during the related due period and  received on or prior to the related  determination date, after deduction of the master  servicing fees and subservicing  fees in respect
                                      of  the  Mortgage  Loans  for  that  Distribution  Date,   (b) unscheduled  payments,
                                      including   mortgagor   prepayments  on  the  Mortgage  Loans,   insurance  proceeds,
                                      liquidation   proceeds  and subsequent   recoveries  from  the  Mortgage  Loans,  and
                                      proceeds from  repurchases  of and  substitutions  for the Mortgage  Loans  occurring during the preceding calendar month,  and (c) all Advances made for that Distribution
                                      Date in respect of the Mortgage Loans.  A more detailed  description of the Available
                                      Distribution Amount is set forth in the preliminary prospectus supplement,  including additional amounts which may be included.

  CREDIT ENHANCEMENT:                 A.  EXCESS CASH FLOW
                                      For any  Distribution  Date, the sum of (i) the excess of the available  distribution amount over the sum of (a) the interest  distribution amount for the certificates and
                                      (b)  the  principal  remittance  amount,  (ii)  any  overcollateralization  reduction amount,  and (iii) any net swap payments received by the Supplemental  Interest Trust under the Swap  Agreement for that  Distribution  Date.  Excess Cash Flow may be used to protect the Class A Certificates and Class M Certificates  against realized losses by making an  additional  payment of  principal  to cover the amount of the  realized losses.

                                      Excess spread is initially equal to approximately 335 basis points per annum.

                                      * -  Excess  Spread  is  calculated  on a  30/360  basis  and  at the  Pricing  Speed
                                      Assumption.

B.  OVERCOLLATERALIZATION ("OC")

        ------------------------------------------------ ----------------
         Initial (% Orig.)                                5.65%
         OC Target (% Orig.)                              5.65%
         Stepdown OC Target (% Current)(1)                11.30%
         OC Floor (% Orig.)                               0.50%
        ------------------------------------------------ ----------------

                (1) SUBJECT TO CERTAIN  TRIGGER EVENTS
         AS SPECIFIED HEREIN

         C.  SUBORDINATION

               If the Class M Certificates remain  outstanding,  losses on the Mortgage Loans which are not covered by Excess Cash Flow or  overcollateralization  will be first allocated to Class M Certificates  with the lowest payment priority in each case until the Certificate Principal Balance is reduced to zero, and the other classes of certificates will not bear any portion of such losses,  except as described in the preliminary prospectus supplement. If none of the Class M Certificates are outstanding and if there is no Excess Cash Flow or  overcollateralization,  all such losses  will be  allocated  to the
               Class A Certificates as described in the Preliminary Prospectus Supplement.

         D.  SWAP AGREEMENT

               Credit  enhancement  for the Class A  Certificates  and Class M  Certificates  will include Net Swap
               Payments made by the Swap  Counterparty to the  Supplemental  Interest Trust Trustee pursuant to the
               Swap Agreement. The Swap Agreement will terminate after the Distribution Date in April 2011.

EXPECTED CREDIT SUPPORT PERCENTAGE:

 ------------------- --------------------------- ----------- -----------------
                                                  Initial Clas
                      Expectedorating (Moody's      Credit      After Step-Down
                              / S&P)               Support        Support*
 ------------------- --------------------------- ----------- -----------------
  ------------------- ---------------------------
 Class A                     Aaa / AAA             [26.85%]       53.70%
 ------------------- --------------------------- ----------- -----------------
 Class M-1S                  Aa1 / AA+             [22.35%]       44.70%
 ------------------- --------------------------- ----------- -----------------
 Class M-2S                   Aa2 / AA             [17.70%]       35.40%
 ------------------- --------------------------- ----------- -----------------
 Class M-3S                  Aa3 / AA-             [15.90%]       31.80%
 ------------------- --------------------------- ----------- -----------------
 Class M-4                    A1 / A+              [13.65%]       27.30%
 ------------------- --------------------------- ----------- -----------------
 Class M-5                     A2 / A              [11.70%]       23.40%
 ------------------- --------------------------- ----------- -----------------
 Class M-6                    A3 / A-              [10.30%]       20.60%
 ------------------- --------------------------- ----------- -----------------
 Class M-7                  Baa1 / BBB+             [8.35%]       16.70%
 ------------------- --------------------------- ----------- -----------------
 Class M-8                   Baa2 / BBB             [7.20%]       14.40%
 ------------------- --------------------------- ----------- -----------------
 Class M-9                  Baa3 / BBB-             [5.65%]       11.30%
 ------------------- --------------------------- ----------- -----------------

               For any class of  Certificates,  the Initial Credit Support is the aggregate  certificate  principal balance of all  Certificates  subordinate  to such class as a  percentage  of the  aggregate  stated
               principal  balance of the Mortgage Loans as of the Cut-off Date. The Initial Credit Support includes overcollateralization.

  SUBORDINATION PERCENTAGE:

 -------------------- --------------------------- ---------------------
                     Expected rating(Moody
                             / S&P)                   Subordination %
 -------------------- --------------------------- ---------------------
  -------------------- --------------------------- ---------------------
 Class A                     [Aaa] / AAA                 46.30%
 -------------------- --------------------------- ---------------------
 Class M-1S                  [Aa1] / AA+                 55.30%
 -------------------- --------------------------- ---------------------
 Class M-2S                   [Aa2] / AA                 64.60%
 -------------------- --------------------------- ---------------------
 Class M-3S                  [Aa3] / AA-                 68.20%
 -------------------- --------------------------- ---------------------
 Class M-4                     [A1]/ A+                  72.70%
 -------------------- --------------------------- ---------------------
 Class M-5                     [A2] / A                  76.60%
 -------------------- --------------------------- ---------------------
 Class M-6                    [A3] / A-                  79.40%
 -------------------- --------------------------- ---------------------
 Class M-7                  [Baa1] / BBB+                83.30%
 -------------------- --------------------------- ---------------------
 Class M-8                   [Baa2] / BBB                85.60%
 -------------------- --------------------------- ---------------------
 Class M-9                  [Baa3] / BBB-                88.70%
 -------------------- --------------------------- ---------------------

 PRIORITY OF INTEREST DISTRIBUTIONS:  Interest  distributions to the holders of the Certificates  will be made generally as follows:

                                      From the Available  Distribution Amount,  distribution of accrued and unpaid interest
                                      (less any prepayment interest shortfalls not covered by compensating  interest or any
                                      Relief Act  Shortfalls) to the holders of Certificates to the extent of the Available
                                      Distribution  Amount as described in the  preliminary  prospectus  supplement  (after payment of the Expense Fee Rate) in the following order of priority:

                                     (i)      To the Class A Certificates, pro rata;

                                     (ii)     To the Class M-1S Certificates;

                                     (iii)    To the Class M-2S Certificates;

                                     (iv)     To the Class M-3S Certificates;

                                     (v)      To the Class M-4 Certificates;

                                     (vi)     To the Class M-5 Certificates;

                                     (vii)    To the Class M-6 Certificates;

                                     (viii)   To the Class M-7 Certificates;

                                     (ix)     To the Class M-8 Certificates; and

                                     (x)      To the Class M-9 Certificates.
 PRIORITY OF PRINCIPAL
 DISTRIBUTIONS:                       The Principal Distribution Amount will be distributed as follows:

                                     (i)      Sequentially,   to  the  Class  A-1,  Class  A-2,  Class  A-3  and  Class  A-4
                                                     Certificates,  the Class A Principal Distribution Amount, in each case until the  certificate  principal  balance thereof has been reduced to zero;

                                     (ii)     Sequentially,  to  the  Class  M-1S  Certificates,   Class  M-2S  Certificates
                                                     and  Class  M-3S  Certificates,   the  Sequential  Class  M  Principal
                                                     Distribution  Amount,  in each case  until the  certificate  principal balance thereof has been reduced to zero;

                                     (iii)    To the Class M-4 Certificates,  the Class M-4 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-4 Certificates is reduced to zero;

                                     (iv)     To the Class M-5 Certificates,  the Class M-5 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-5 Certificates is reduced to zero;

                                     (v)      To the Class M-6 Certificates,  the Class M-6 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-6 Certificates is reduced to zero;

                                     (vi)     To the Class M-7 Certificates,  the Class M-7 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-7 Certificates is reduced to zero;

                                     (vii)    To the Class M-8 Certificates,  the Class M-8 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-8 Certificates is reduced to zero; and

                                     (viii)   To the Class M-9 Certificates,  the Class M-9 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-9 Certificates is reduced to zero.

 EXCESS CASH FLOW DISTRIBUTIONS:     o        From  Excess  Cash  Flow,  to pay  to  holders  of the  class  or  classes  of
                                      Certificates  then  entitled to receive  distributions  in respect of  principal  (as described above),  the principal  portion of realized losses previously  allocated to reduce the  certificate  principal  balance of any Class A  Certificates  and Class M
                                      Certificates remaining unreimbursed, but only to the extent of subsequent recoveries;

                                     o        From Excess Cash Flow, as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A Certificates  and Class M Certificates  in reduction of their  certificate  principal  balances,  the  principal  portion of realized  losses incurred on the Mortgage Loans for the preceding calendar month;

                                     o        From Excess  Cash Flow,  to pay the  holders of the Class A  Certificates  and
                                      Class  M   Certificates   as  part  of  the  Principal   Distribution   Amount,   any
                                      overcollateralization  increase amount;  provided,  however,  that amounts payable in excess of  cumulative  realized  losses  shall be limited  by an amount  equal to the
                                      Excess Cash Flow for such  distribution date less net swap payments received for such distribution date;

                                     o        From Excess Cash Flow, to pay the holders of Class A Certificates  and Class M
                                      Certificates,  the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on prepayment  interest  shortfalls allocated  thereto,  to the  extent  not  covered by the  Eligible  Master  Servicing
                                      Compensation on that Distribution Date;

                                     o        From Excess Cash Flow, to pay to the holders of the Class A  Certificates  and
                                      Class M Certificates,  any prepayment interest shortfalls remaining unpaid from prior
                                      Distribution  Dates  together  with  interest  thereon,  on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

                                     o        From Excess Cash Flow, to pay to the holders of the Class A Certificates,  pro rata, and then to the Class M Certificates,  in order of priority,  the amount of any
                                      Basis Risk Shortfall  Carry-Forward  Amount remaining unpaid as of that  Distribution
                                      Date;

                                     o        From Excess Cash Flow, to pay to the holders of the Class A  Certificates  and
                                      Class M Certificates,  the amount of any Relief Act Shortfalls  allocated thereto, on a pro  rata  basis  based  on  Relief  Act  Shortfalls  allocated  thereto  for  that
                                      Distribution Date;

                                     o        From Excess Cash Flow, to pay to the holders of the Class A Certificates,  pro rata,  and then to the Class M  Certificates,  in order of  priority,  the  principal
                                      portion  of  any   realized   losses   previously   allocated   thereto  that  remain
                                      unreimbursed;

                                     o        From Excess Cash Flows to pay any swap  termination  payments owed to the Swap
                                      Counterparty due to a swap counterparty trigger event; and

                                     o        From Excess Cash Flow, to pay to the holders of the Class SB Certificates  any balance  remaining,  in  accordance  with the  terms  of the  pooling  and  servicing agreement.

 INTEREST ACCRUAL PERIOD:             From and  including the preceding  Distribution  Date (for the first accrual  period, the closing  date) to but excluding  the current  Distribution  Date on an actual/360 basis.

 PASS-THROUGH RATES:                  CLASS A PASS-THROUGH  RATES: On each Distribution Date, the Pass-Through Rate on each class of Class A Certificates  will be a per annum rate equal to the least of (x) for any Distribution  Date which occurs prior to the second  Distribution  Date after the first possible Optional  Termination  Date,  One-Month LIBOR plus the related margin, and  beginning  on the second  Distribution  Date after the first  possible  Optional
                                      Termination  Date,  One-Month LIBOR plus 2 times the related margin,  (y) the Net WAC
                                      Cap Rate and (z) 14.00% per annum.

                                      CLASS M PASS-THROUGH  RATES: On each Distribution Date, the Pass-Through Rate on each class of Class M Certificates  will be a per annum rate equal to the least of (x) for any Distribution  Date which occurs prior to the second  Distribution  Date after the first possible  Optional  Termination  Date,  One-Month LIBOR plus the related margin for such  class,  and  beginning  on the  second  Distribution  Date  after the first possible  Optional  Termination  Date,  One-Month  LIBOR  plus 1.5 times the  related margin for such class, (y) the Net WAC Cap Rate and (z) 14.00% per annum.
  NET WAC CAP RATE:                   With respect to any Distribution  Date, a per annum rate (which will not be less than zero) equal to (i) the product of (a) the  weighted average of the Net Mortgage Rates of the  Mortgage  Loans  using the Net  Mortgage  Rates in effect  for the  scheduled payments  due on such  Mortgage  Loans  during  the  related  due  period,  and (b) a fraction expressed as a percentage,  the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest  Accrual Period,  minus
                                      (ii) the  product of (a) a fraction  expressed as a percentage the numerator of which is the amount of any net swap payments or swap termination  payment not due to a swap counterparty  trigger  event owed to the Swap  Counterparty  as of such  Distribution
                                      Date and the denominator of which is the aggregate  Stated  Principal  Balance of the
                                      Mortgage  Loans as of such  Distribution  Date,  and (b) a  fraction  expressed  as a percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period.

  EXPENSE FEE RATE:                   With respect to any Mortgage  Loan,  the expense fee rate  consists of the  servicing
                                      fee  for  such   Mortgage   Loan.   The  servicing  fee  consists  of  (a)  servicing
                                      compensation  payable to the master servicer for its master servicing  activities and
                                      (b)  subservicing  and  other  related  compensation  payable  to the  sub  servicer, including  compensation  paid to the  Master  Servicer  as the direct  servicer  of a
                                      Mortgage Loan for which there is no sub servicer.

  NET MORTGAGE RATE:                  With respect to any Mortgage Loan, the mortgage rate minus the Expense Fee Rate.
  ELIGIBLE MASTER SERVICING           With  respect to any  Distribution  Date,  the lesser of (i) one twelfth of 0.125% of
  COMPENSATION:                       the stated  principal  balance  of the  Mortgage  Loans  immediately  preceding  that
                                      Distribution  Date and (ii) the sum of the Master Servicing fee payable to the Master
                                      Servicer  in respect of its  master  servicing  activities  and  reinvestment  income received by the Master Servicer on amounts payable on that Distribution Date.
  ADVANCES:                           The Master Servicer will advance delinquent  principal and interest to the extent the advance is recoverable from future collections on the loan.

  SENIOR ENHANCEMENT  PERCENTAGE:     On any  Distribution  Date,  the  Senior  Enhancement  Percentage  will be equal to a fraction,  the  numerator  of  which  is the  sum of (x)  the  aggregate  certificate principal balance of the Class M Certificates  immediately prior to that Distribution
                                      Date and (y) the Overcollateralization  Amount, for purposes of this definition only, after taking into account the Principal  Remittance  Amount,  and the  denominator of which is the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

  TRIGGER EVENT:

               Trigger Event is in effect on any Distribution  Date on or after the Stepdown Date if either (i) the three-month  average of the Sixty-Plus  Delinquency  Percentage equals or exceeds [ ]% of the Senior
               Enhancement  Percentage for that  Distribution Date or (ii) on or after the Distribution Date in [ ]
               the  cumulative  realized  losses on the  Mortgage  Loans as a percentage  of the initial  aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

------------------ ---------------------------------------------------------------------------
                       Loss Trigger
------------------ ---------------------------------------------------------------------------
Months 25-36       [  ]% in the first month plus an additional 1/12th of [  ]% for every month thereafter
                   [  ]%  in the first month plus an additional 1/12th of [  ]%  for every
Months 37-48       month thereafter
                   [  ]%  in the first month plus an additional 1/12th of [  ]%  for every
Months 49-60       month thereafter
                   [  ]%  in the first month plus an additional 1/12th of [  ]%   for every
Months 61-72       month thereafter
                   [  ]%  in the first month plus an additional 1/12th of [  ]%   for every
Months 73-84       month thereafter

Months 85 and
thereafter         [   ]%
------------------ ---------------------------------------------------------------------------

SIXTY-PLUS DELINQUENCY PERCENTAGE:    With respect to any  Distribution  Date,  the  fraction,  expressed as a  percentage, equal to (x) the aggregate  stated  principal  balance of the Mortgage Loans that are
                                      60  or  more  days   delinquent  in  payment  of  principal  and  interest  for  that
                                      Distribution  Date,  including  Mortgage Loans in  foreclosure  and REO, over (y) the aggregate  stated  principal  balance  of  all  of  the  Mortgage  Loans  immediately preceding that Distribution Date.

PRINCIPAL REMITTANCE AMOUNT:          For any  Distribution  Date,  the sum of the  following  amounts:  (i) the  principal portion of all scheduled  monthly payments on the Mortgage Loans received or advanced with respect to the related due period;  (ii) the  principal  portion of all proceeds of the  repurchase  of  Mortgage  Loans  or,  in the  case of  substitution,  amounts representing  a  principal  adjustment  as  required  in the  pooling  and  servicing agreement  during the preceding  calendar month;  and (iii) the principal  portion of all  other  unscheduled  collections  received  on  the  Mortgage  Loans  during  the preceding calendar month including,  without  limitation,  full and partial principal prepayments made by the respective  mortgagors,  to the extent not distributed in the preceding month but excluding subsequent recoveries.

 PRINCIPAL DISTRIBUTION AMOUNT:       On any  Distribution  Date,  the  lesser  of (a)  the  excess  of (i)  the  Available
                                      Distribution  Amount plus with  respect to clauses (v) and (vi) of clause (b) amounts received by the  supplemental  interest  trust trustee  under the Swap  Agreement for that  Distribution Date to the extent set forth in the second and third bullet points under "Excess Cash Flow  Distributions"  above,  over (ii) the interest  distribution amount and (b) the aggregate amount described below:
                                     (i)      the principal  portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period;

                                     (ii)     the principal  portion of all proceeds of the  repurchase  of Mortgage  Loans, or, in the case of a substitution,  amounts representing a principal adjustment,  as  required by the  pooling  and  servicing  agreement during the preceding calendar month;

                                     (iii)    the  principal  portion  of  all  other  unscheduled  collections  other  than subsequent  recoveries,  received on the  Mortgage  Loans during the preceding  calendar  month,  or deemed  to be  received  during  the preceding calendar month,  including,  without limitation,  full and partial principal prepayments made by the respective mortgagors,  to the extent not distributed in the preceding month;

                                     (iv)     the lesser of (a)  subsequent  recoveries for that  Distribution  Date and (b)
                                                       the principal  portion of any realized losses allocated to any class of certificates on a prior Distribution Date and remaining unpaid;

                                     (v)      the  lesser of (a) the Excess  Cash Flow for that  Distribution  Date,  to the extent not used in clause (iv) above on such Distribution  Date, and
                                                       (b) the  principal  portion  of any  realized  losses  incurred,  or deemed to have been incurred,  on any Mortgage Loans in the calendar month  preceding  that  Distribution  Date to the extent  covered by
                                                       Excess  Cash  Flow for that  Distribution  Date as  described  under
                                                       "--Excess Cash Flow Distributions" above; and,

                                     (vi)     the  lesser of (a) the Excess  Cash Flow for that  Distribution  Date,  to the extent  not used  pursuant  to  clauses  (iv) and (v)  above on such
                                                       Distribution  Date, and (b) the amount of any  overcollateralization increase amount for that Distribution Date; provided,  however, that amounts  payable in excess of  cumulative  realized  losses shall be limited  by an  amount  equal  to the  Excess  Cash  Flow  for  such
                                                       distribution   date  less  net  swap  payments   received  for  such
                                                       distribution date; minus,

                                     (vii)    the   amount  of  any   overcollateralization   reduction   amount   for  that
                                                       Distribution Date; and,

                                     (viii)   any capitalization reimbursement amount.

                                      In no event will the Principal  Distribution  Amount on any Distribution Date be less than zero or greater than the outstanding  aggregate certificate principal balance of the Class A Certificates and Class M Certificates.

 CLASS A PRINCIPAL DISTRIBUTION       With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the Principal  Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution
                                      Date,  the lesser of (a) the Principal  Distribution  Amount for that  Distribution
                                      Date  and (b) the  excess,  if any,  of (x)  the  aggregate  certificate  principal balance of the Class A Certificates  immediately  prior to that  Distribution  Date over (y) the lesser of (i) the product of the applicable  Subordination  Percentage
                                      and  the  principal   balance  of  the  Mortgage   Loans  after  giving  effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage  Loans after giving affect to the  distributions to be made on such Distribution Date minus the OC Floor.

SEQUENTIAL CLASS M PRINCIPAL           With  respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
DISTRIBUTION AMOUNT:                   after the  Stepdown  Date if a Trigger  Event is in effect  for that  Distribution
                                       Date,  the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A  Principal  Distribution  Amount or (ii) on or
                                       after the Stepdown date if a Trigger Event is not in effect for that  Distribution
                                       Date,  the  lesser of (a) the  remaining  Principal  Distribution  Amount for that
                                       Distribution  Date  after  distribution  of the  Class  A  Principal  Distribution
                                       Amount  and  (b) the  excess  of (x)  the  sum of (i)  the  aggregate  certificate principal  balance of the Class A  Certificates  after  taking  into  account  the
                                       distribution  of  the  Class  A  Principal   Distribution   Amount  and  (ii)  the
                                       aggregate  certificate  principal  balance of the Sequential  Class M Certificates immediately  prior  to that  Distribution  Date  over  (y) the  lesser  of (i) the product  of the Class  M-3S  Subordination  Percentage  and the  stated  principal balance of the Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (ii) the aggregate stated principal balance of the
                                       Mortgage  Loans  after  giving  effect  to   distributions  to  be  made  on  that
                                       Distribution Date minus the OC Floor.
 CLASS M-4 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount and the Sequential Class
                                      M Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger
                                      Event is not in effect for that Distribution  Date, the lesser of (a) the remaining
                                      Principal  Distribution Amount for that Distribution Date after distribution of the
                                      Class A  Principal  Distribution  Amount  and  the  Sequential  Class  M  Principal
                                      Distribution  Amount  and (b)  the  excess  of (x)  the  sum of (i)  the  aggregate certificate  principal  balance of the Class A Certificates  and Sequential Class M
                                      Certificates,  after taking into account the  distribution of the Class A Principal
                                      Distribution  Amount and the Sequential Class M Principal  Distribution  Amount and
                                      (ii) the certificate  principal  balance of the Class M-4 Certificates  immediately prior to that  Distribution  Date  over (y) the  lesser of (i) the  product  of the applicable  Subordination  Percentage  and  the  stated  principal  balance  of the
                                      Mortgage  Loans  after  giving  effect  to   distributions   to  be  made  on  that
                                      Distribution  Date and (ii) the aggregate stated principal  balance of the Mortgage
                                      Loans after giving effect to  distributions  to be made on that  Distribution  Date minus the OC Floor.
 CLASS M-5 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Sequential Class M
                                      Principal  Distribution  Amount and the Class M-4 Principal  Distribution Amount or
                                      (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that
                                      Distribution Date, the lesser of (a) the remaining  Principal  Distribution  Amount
                                      for  that   Distribution   Date  after   distribution  of  the  Class  A  Principal
                                      Distribution  Amount, the Sequential Class M Principal  Distribution Amount and the
                                      Class M-4  Principal  Distribution  Amount and (b) the excess of (x) the sum of (i)
                                      the  aggregate   certificate   principal  balance  of  the  Class  A  Certificates,
                                      Sequential  Class M  Certificates  and Class M-4  Certificates,  after  taking into account  the  distribution  of the  Class  A  Principal  Distribution  Amount,  the
                                      Sequential  Class M  Principal  Distribution  Amount  and the Class  M-4  Principal
                                      Distribution  Amount and (ii) the  certificate  principal  balance of the Class M-5
                                      Certificates  immediately  prior to that  Distribution  Date over (y) the lesser of
                                      (i)  the  product  of  the  applicable  Subordination  Percentage  and  the  stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (ii) the aggregate stated principal balance of the Mortgage after giving effect to distributions  to be made on that  Distribution
                                      Date Loans minus the OC Floor.

 CLASS M-6 PRINCIPAL DISTRIBUTION       With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                                after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution
                                        Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after distribution of the Class A Principal  Distribution  Amount, the Sequential
                                        Class M  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
                                        Amount and the Class M-5  Principal  Distribution  Amount or (ii) on or after the
                                        Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date,
                                        the  lesser  of  (a)  the  remaining  Principal   Distribution  Amount  for  that
                                        Distribution  Date  after  distribution  of the  Class A  Principal  Distribution
                                        Amount,  the  Sequential  Class M Principal  Distribution  Amount,  the Class M-4
                                        Principal  Distribution  Amount and the Class M-5 Principal  Distribution  Amount
                                        and (b) the  excess  of (x) the sum of (i) the  aggregate  certificate  principal balance of the Class A Certificates,  Sequential Class M Certificates,  Class M-4
                                        Certificates  and  Class  M-5   Certificates,   after  taking  into  account  the
                                        distribution of the Class A Principal  Distribution  Amount, the Sequential Class
                                        M Principal  Distribution Amount, the Class M-4 Principal Distribution Amount and
                                        the Class M-5 Principal  Distribution  Amount and (ii) the certificate  principal balance  of the Class M-6  Certificates  immediately  prior to that  Distribution
                                        Date  over (y) the  lesser of (i) the  product  of the  applicable  Subordination
                                        Percentage  and the stated  principal  balance of the Mortgage Loans after giving effect  to  distributions  to be made on that  Distribution  Date  and  (ii)  the aggregate stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-7 PRINCIPAL DISTRIBUTION       With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                                after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution
                                        Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after distribution of the Class A Principal  Distribution  Amount, the Sequential
                                        Class M  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
                                        Amount, the Class M-5 Principal  Distribution  Amount and the Class M-6 Principal
                                        Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger Event is not in  effect  for that  Distribution  Date,  the  lesser  of (a) the  remaining
                                        Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution Amount, the Class M-1S Principal Distribution
                                        Amount,  the Class M-2S Principal  Distribution  Amount, the Class M-3S Principal
                                        Distribution  Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
                                        Principal  Distribution  Amount and the Class M-6 Principal  Distribution  Amount
                                        and (b) the  excess  of (x) the sum of (i) the  aggregate  certificate  principal balance of the Class A Certificates,  Sequential Class M Certificates,  Class M-4
                                        Certificates,  Class M-5  Certificates and Class M-6  Certificates,  after taking into account the distribution of the Class A Principal  Distribution  Amount, the
                                        Sequential  Class M  Principal  Distribution  Amount,  the  Class  M-4  Principal
                                        Distribution  Amount, the Class M-5 Principal  Distribution  Amount and the Class
                                        M-6 Principal  Distribution Amount and (ii) the certificate  principal balance of the Class M-7 Certificates  immediately  prior to that Distribution Date over (y)
                                        the lesser of (i) the product of the applicable  Subordination Percentage and the
                                        stated   principal   balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution Date and (ii) the aggregate stated
                                        principal  balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-8 PRINCIPAL DISTRIBUTION       With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or
 AMOUNT:                                after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution
                                        Date, the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution of the Class A Principal  Distribution Amount, the Sequential
                                        Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
                                        Amount,  the Class M-5 Principal  Distribution  Amount,  the Class M-6 Principal
                                        Distribution  Amount and the Class M-7 Principal  Distribution Amount or (ii) on
                                        or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for that
                                        Distribution  Date,  the  lesser  of (a) the  remaining  Principal  Distribution
                                        Amount for that  Distribution  Date after  distribution of the Class A Principal
                                        Distribution  Amount, the Sequential Class M Principal  Distribution Amount, the
                                        Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution
                                        Amount, the Class M-6 Principal  Distribution Amount and the Class M-7 Principal
                                        Distribution  Amount  and (b)  the  excess  of (x) the sum of (i) the  aggregate certificate  principal  balance of the Class A Certificates,  Sequential Class M
                                        Certificates,   Class  M-4  Certificates,  Class  M-5  Certificates,  Class  M-6
                                        Certificates  and  Class  M-7  Certificates,   after  taking  into  account  the
                                        distribution of the Class A Principal  Distribution Amount, the Sequential Class
                                        M Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount,
                                        the  Class  M-5  Principal   Distribution   Amount,   the  Class  M-6  Principal
                                        Distribution  Amount and Class M-7  Principal  Distribution  Amount and (ii) the
                                        certificate  principal  balance of the Class M-8 Certificates  immediately prior to that  Distribution  Date  over  (y) the  lesser  of (i)  the  product  of the applicable  Subordination  Percentage  and the stated  principal  balance of the
                                        Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on  that
                                        Distribution  Date  and (ii)  the  aggregate  stated  principal  balance  of the
                                        Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on  that
                                        Distribution Date minus the OC Floor.

 CLASS M-9 PRINCIPAL DISTRIBUTION       With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or
 AMOUNT:                                after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution
                                        Date, the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution of the Class A Principal  Distribution Amount, the Sequential
                                        Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
                                        Amount,  the Class M-5 Principal  Distribution  Amount,  the Class M-6 Principal
                                        Distribution  Amount, the Class M-7 Principal  Distribution Amount and the Class
                                        M-8  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a
                                        Trigger  Event is not in effect for that  Distribution  Date,  the lesser of (a)
                                        the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution of the Class A Principal  Distribution Amount, the Sequential Class
                                        M Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount,
                                        the  Class  M-5  Principal   Distribution   Amount,   the  Class  M-6  Principal
                                        Distribution  Amount, the Class M-7 Principal  Distribution Amount and the Class
                                        M-8 Principal  Distribution  Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates,  Sequential
                                        Class M Certificates,  Class M-4 Certificates, Class M-5 Certificates, Class M-6
                                        Certificates,  Class M-7 Certificates and Class M-8  Certificates,  after taking into account the distribution of the Class A Principal  Distribution Amount, the
                                        Sequential  Class M  Principal  Distribution  Amount,  the Class  M-4  Principal
                                        Distribution Amount, the Class M-5 Principal  Distribution Amount, the Class M-6
                                        Principal  Distribution  Amount, the Class M-7 Distribution Amount and the Class
                                        M-8 Principal  Distribution Amount and (ii) the certificate principal balance of the Class M-9 Certificates  immediately prior to that Distribution Date over (y)
                                        the lesser of (i) the product of the  applicable  Subordination  Percentage  and the stated  principal  balance of the  Mortgage  Loans  after  giving  effect to distributions  to be made on that  Distribution  Date  and  (ii)  the  aggregate
                                        stated  principal   balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date minus the OC Floor.

 ALLOCATION OF LOSSES:                  Any realized losses will be allocated in the following order of priority:
                                      (i)      To Excess Cash Flow for the related Distribution Date;
                                      (ii)     To the overcollateralization amount, until it has been reduced to zero;

                                      (iii)    To the Class M-9  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                      (iv)     To the Class M-8  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                      (v)      To the Class M-7  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                      (vi)     To the Class M-6  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                      (vii)    To the Class M-5  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                      (viii)   To the Class M-4  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                      (ix)     To the Class M-3S  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                      (x)      To the Class M-2S  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                      (xi)     To the Class M-1S  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; and,

                                      (xii)    To the Class A  Certificates  on a pro rata basis,  until the  certificate principal balances thereof have been reduced to zero.

  STEPDOWN DATE:                       The earlier to occur of (i) the  Distribution  Date  immediately  succeeding  the
                                       Distribution  Date on which the aggregate  certificate  principal  balance of the
                                       Class A  Certificates  has been reduced to zero or (ii) the later to occur of (x)
                                       the Distribution  Date in May 2010 and (y) the first  Distribution  Date on which the  Senior  Enhancement  Percentage  is greater  than or equal to the  Specified
                                       Enhancement Percentage.

  SPECIFIED ENHANCEMENT PERCENTAGE:     The Specified Enhancement Percentage is approximately 53.70%.

 PRELIMINARY PROSPECTUS SUPPLEMENT:    The Offered  Certificates  will be offered  pursuant to a Preliminary  Prospectus
                                       Supplement  which  includes  a  Base  Prospectus.   Additional  information  with
                                       respect to the Offered  Certificates  and the Mortgage  Loans is contained in the
                                       Preliminary Prospectus Supplement.

 SWAP AGREEMENT:                      On the Closing Date,  the  Supplemental  Interest  Trust Trustee will enter into a
                                      Swap  Agreement  with  the  Swap  Counterparty  as  described  in  the  prospectus supplement.  Under  the  Swap  Agreement,  on or  before  each  Distribution  Date
                                      commencing  with  the   Distribution   Date  in  May  2007  and  ending  with  the
                                      Distribution Date in April 2011 the Supplemental  Interest Trust Trustee on behalf of the  supplemental  interest  trust,  shall  be  obligated  to  pay to the  Swap
                                      Counterparty a fixed amount for that  Distribution  Date,  equal to the product of
                                      (x) a fixed rate equal to  approximately  [5.25%] per annum, (y) the Swap Notional
                                      Amount (as  defined  below) for that  Distribution  Date and (z) a  fraction,  the numerator of which is 30 (or, for the first  Distribution Date, the number of days elapsed from and including the effective  date (as defined in the Swap  Agreement)
                                      to but excluding the first  Distribution  Date,  determined on a 30/360 basis) and the  denominator of which is 360, and the Swap  Counterparty  will be obligated to pay to the  Supplemental  Interest  Trust  Trustee (on behalf of the  supplemental interest  trust) a  floating  amount  for  that  Distribution  Date,  equal to the product of (x) One-Month LIBOR, as determined pursuant to the Swap Agreement,  for the related  calculation  period (as defined in the Swap Agreement),  (y) the Swap
                                      Notional  Amount  (as  defined  below)  for  that  Distribution  Date,  and  (z) a fraction,  the  numerator  of which is equal to the  actual  number of days in the related calculation period and the denominator of which is 360.

                                      Funds on deposit in the Swap Account,  to the extent such amounts  constitute  Net
                                      Swap  Payments  payable to the Swap  Counterparty,  will be  distributed  from any available funds prior to  distributions  on the  certificates on each related Swap
                                      Payment Date to cover,  first, Net Swap Payments due to the Swap Counterparty and, second,  any  Swap  Termination  Payment  not due to a Swap  Counterparty  Trigger
                                      Event.  Funds  on  deposit  in the  Swap  Account,  to  the  extent  such  amounts constitute  Net Swap  Payments  payable  to the  supplemental  interest  trust are distributed  to the Class A Certificates  and Class M Certificates  through Excess
                                      Cash Flow (as described  above).  For each  Distribution  Date, the "Swap Notional
                                      Amount" will be equal to the Notional  Balance set forth below. The Swap Agreement and any payments made by the Swap  Counterparty  thereunder  will be assets of the supplemental interest trust but will not be assets of any REMIC.

                                      Upon early termination of the Swap Agreement,  the supplemental  interest trust or the Swap  Counterparty  may be liable to make a  termination  payment  (the  "Swap
                                      Termination  Payment ") to the other party  (regardless  of which party caused the termination).  The Swap  Termination  Payment will be computed in accordance  with
                                      the  procedures  set  forth  in  the  Swap  Agreement.   In  the  event  that  the
                                      Supplemental  Interest  Trust  Trustee,  on  behalf of the  supplemental  interest trust, is required to make a Swap Termination  Payment,  that payment will be paid on the related  Distribution  Date, and on any subsequent  Distribution Date until paid in full, and, if such Swap Termination  Payment is not due as a result of the occurrence  of  a  Swap  Counterparty  Trigger  Event  (as  defined  in  the  Swap
                                      Agreement),    such   payment   will   be   made   prior   to   distributions   to
                                      Certificateholders.

------------ ----------------------- ---------- -----------------------
  PERIOD      NOTIONAL BALANCE ($)    PERIOD     NOTIONAL BALANCE ($)
------------ ----------------------- ---------- -----------------------
     1                                  33
                        235,625,000                         20,875,000
     2
                        232,409,000     34                  19,826,000
     3
                        228,343,000     35                  17,186,000
     4
                        223,429,000     36                  16,295,000
     5
                        217,679,000     37                  15,784,000
     6
                        211,121,000     38                  15,288,000
     7
                        203,814,000     39                  14,805,000
     8
                        195,830,000     40                  14,336,000
     9
                        187,349,000     41                  13,880,000
    10
                        178,694,000     42                  13,437,000
    11
                        170,007,000     43                  13,006,000
    12
                        161,699,000     44                  12,589,000
    13
                        153,770,000     45                  12,183,000
    14
                        146,204,000     46                  11,789,000
    15
                        138,985,000     47                  11,407,000
    16
                        132,072,000     48                  11,036,000
    17                               49 and
                        125,466,000  thereafter                      0
    18
                        118,978,000
    19
                        111,899,000
    20
                         96,525,000
    21
                         79,380,000
    22
                         55,599,000
    23
                         31,273,000
    24
                         28,145,000
    25
                         26,114,000
    26
                         24,235,000
    27
                         22,636,000
    28
                         21,136,000
    29
                         26,683,000
    30
                         25,680,000
    31
                         24,666,000
    32
                         22,702,000
------------ ----------------------- ---------- -----------------------

                                              RATING AGENCY CONTACTS

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 MOODY'S:                                Peter Genis                                            (212) 553-7764
 S&P:                                    Sharif Mahdavian                                       (212) 438-2412
---------------------------------------------------------------------------------------------------------------------------

                                                         ABS INFORMATIONAL AND COMPUTATIONAL MATERIALS FOR
                                                                                RASC SERIES 2007-KS4 TRUST
----------------------------------------------------------------------------------------------------------
                                                                                 $235,875,000 APPROXIMATE)

                                         SEC FILE NO. 333-140611

                                       RESIDENTIAL FUNDING COMPANY, LLC
                                         Master Servicer and Sponsor

                                   RESIDENTIAL ASSET SECURITIES CORPORATION
                                                  Depositor

                                       RASC SERIES 2007-KS4 TRUST
                                             Issuing Entity

                         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                               SERIES 2007-KS4

                                        $235,875,000 (APPROXIMATE)

                                           Subject to Revision

                                             April 16, 2007

                              ABS Informational and Computational Materials

Copyright 2007 J.P. Morgan Chase & Co. - All rights  reserved.  J.P. Morgan  Securities Inc.  (JPMorgan), member NYSE and SIPC.  JPMorgan  is the  marketing  name used by the  specific  legal  entity or entities named in the attached  materials.  Information  has been  obtained  from sources  believed to be reliable but JPMorgan  does not warrant its  completeness  or  accuracy.  Opinions and  estimates  constitute  our judgment as of the date of this material and are subject to change.  Past  performance  is not indicative of future  results.  This material is not intended as an offer or  solicitation  for the purchase or sale of any financial  instrument in any state where such offer,  solicitation or sale would be unlawful prior to  registration  or  qualification.  Securities  or financial  instruments  mentioned  herein may not be suitable for all  investors.  The recipient of these  materials must make its own  independent  decisions regarding any securities or financial  instruments  mentioned herein.  J.P. Morgan Chase & Co. and/or its subsidiaries  and affiliates  generally act as a market maker in the financial  instruments of any issuer discussed  herein and may act as underwriter,  placement  agent,  advisor or lender to such issuer.  J.P.
Morgan  Chase & Co.  and/or  its  affiliates,  subsidiaries  or  employees  may  hold a  position  in any securities  or financial  instruments  mentioned  herein.  Clients  should  contact  analysts and execute transactions  through a J.P.  Morgan  Chase & Co.  subsidiary  or  affiliate  in their home  jurisdiction unless governing law permits otherwise.

THE INFORMATION  CONTAINED HEREIN IS ABS INFORMATIONAL  AND  COMPUTATIONAL  MATERIALS USED IN RELIANCE ON
RULE 167 OF THE  SECURITIES  ACT OF 1933, AS AMENDED.  NONE OF THE ISSUING  ENTITY,  SPONSOR OR DEPOSITOR
OF THE SECURITIES NOR ANY OF THEIR AFFILIATES  PREPARED,  PROVIDED,  APPROVED OR VERIFIED ANY STATISTICAL
OR NUMERICAL INFORMATION  PRESENTED HEREIN,  ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL
DATA PROVIDED BY THE DEPOSITOR OR ITS AFFILIATES.
INVESTORS  ARE  URGED TO READ THE BASE  PROSPECTUS  AND THE  PROSPECTUS  SUPPLEMENT  AND  OTHER  RELEVANT
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WITHOUT CHARGE BY CONTACTING THE J.P. MORGAN SECURITIES INC. TRADING DESK AT (212) 834-4154.
THE DEPOSITOR  HAS FILED THE  REGISTRATION  STATEMENT  FILE NUMBER  333-140611  WITH THE  SECURITIES  AND
EXCHANGE  COMMISSION,  OR COMMISSION.  THE REGISTRATION  STATEMENT AND THE EXHIBITS THERETO,  AND REPORTS
AND OTHER INFORMATION  FILED BY THE DEPOSITOR  PURSUANT TO THE EXCHANGE ACT CAN BE READ AND COPIED AT THE
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ELECTRONIC VERSION OF THESE ABS INFORMATIONAL AND COMPUTATIONAL MATERIALS WAS CREATED.
THIS  COMMUNICATION  DOES NOT  CONTAIN  ALL  INFORMATION  THAT IS  REQUIRED  TO BE  INCLUDED  IN THE BASE
PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.
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AMENDMENT  FROM TIME TO TIME.  YOU SHOULD  CONSULT YOUR OWN COUNSEL,  ACCOUNTANT AND OTHER ADVISORS AS TO
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THIS  COMMUNICATION  IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY
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WITH THE PROPOSED TRANSACTION.

JPMORGAN

ABS INFORMATIONAL AND COMPUTATIONAL MATERIALS

PART II OF II

$235,875,000 (APPROXIMATE)

EXPECTED TIMING:          Pricing Date:               On or about April 19, 2007
                          Settlement Date:            On or about April 27, 2007
                          First Payment Date:         May 25, 2007

                                         NET WAC CAP SCHEDULE(1)

 ---------------- ----------------- ------------------ ---------------- ----------------- ----------------
    Month            Net WAC Cap        Effective         Month           Net WAC Cap         Effective
                      Rate(2)           Rate(2,3)                           Rate(2)          Rate(2,3)

----------------- ----------------- ----------------- ----------------- ----------------- ----------------

       1               8.93              14.00              47               12.88            14.00
       2               8.07              14.00              48               11.62            14.00
       3               8.34              14.00              49               12.01            12.01
       4               8.07              14.00              50               11.63            11.63
       5               8.07              14.00              51               12.01            12.01
       6               8.34              14.00              52               11.61            11.61
       7               8.07              14.00              53               11.64            11.64
       8               8.34              14.00              54               12.02            12.02
       9               8.08              14.00              55               11.62            11.62
       10              8.08              14.00              56               12.00            12.00
       11              8.63              14.00              57               11.61            11.61
       12              8.08              14.00              58               11.59            11.59
       13              8.35              14.00              59               12.38            12.38
       14              8.08              14.00              60               11.57            11.57
       15              8.35              14.00              61               11.93            11.93
       16              8.08              14.00              62               11.53            11.53
       17              8.08              14.00              63               11.90            11.90
       18              8.36              14.00              64               11.49            11.49
       19              8.10              14.00              65               11.48            11.48
       20              8.56              14.00              66               11.84            11.84
       21              8.51              14.00              67               11.44            11.44
       22              8.70              14.00              68               11.81            11.81
       23              10.60             13.82              69               11.41            11.41
       24              9.59              12.73              70               11.39            11.39
       25              9.89              12.90              71               12.59            12.59
       26              9.65              12.58              72               11.36            11.36
       27              10.10             12.90              73               11.71            11.71
       28              9.84              12.56              74               11.32            11.32
       29              10.13             13.68              75               11.68            11.68
       30              10.46             13.95              76               11.28            11.28
       31              10.12             13.62              77               11.27            11.27
       32              10.60             13.88              78               11.62            11.62
       33              10.43             13.58
       34              10.51             13.60
       35              12.09             14.00
       36              10.94             13.64
       37              11.30             13.97
       38              11.03             13.73
       39              11.53             14.00
       40              11.22             13.91
       41              11.54             14.00
       42              11.92             14.00
       43              11.53             14.00
       44              11.94             14.00
       45              11.59             14.00
       46              11.59             14.00
----------------------------------------------------------------------------------------------------------

(1)    Run at pricing speed to call.

(2)    All index values increase to 20.00% beginning in the first period, subject to a 14.00% cap.

(3)    The effective  available funds cap rate (the "Effective  Rate") is a per annum rate equal to
       (A) the  product  of (i) 30 divided by the  actual  number of days in the  Interest  Accrual
       Period  for the  Certificates  and  (ii)  the  weighted  average  Net  Mortgage  Rate of the
       Mortgage  Loans  plus (B) the  payments  from the Swap  Agreement,  if any,  divided  by the aggregate  balance of the Mortgage Loans multiplied by 360 divided by actual number of days, subject to a 14.00% cap.
..

                                       CLASS A SENSITIVITY ANALYSIS
                                              TO 10% CALL(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
  ----------------------------------- -------------- ------------- -------------- ------------- -------------- --------------
                                         0% PPC          50% PPC        75% PPC       100% PPC      125% PPC       150% PPC

                                      -------------- ------------- -------------- ------------- -------------- --------------
A-1
WAL (years)                             15.76          1.70           1.24          1.00           0.84           0.72
Principal Window (month)               1 - 276        1 - 40         1 - 27        1 - 22         1 - 18         1 - 16
Principal Months                         276            40             27            22             18             16
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
A-2
WAL (years)                             24.24          4.00           2.63          2.00           1.70           1.48
Principal Window (month)              276 - 310       40 - 61       27 - 41        22 - 27        18 - 22       16 - 20
Principal Months                          35            22             15             6              5             5
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
A-3
WAL (years)                             27.85          7.78           5.15          3.00           2.12           1.82
Principal Window (month)              310 - 355      61 - 141       41 - 94        27 - 68        22 - 30       20 - 24
Principal Months                          46            81             54            42              9             5
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
A-4
WAL (years)                             29.58          13.06          8.70          6.39           2.67           2.13
Principal Window (month)              355 - 355      141 - 159      94 - 106       68 - 78        30 - 35       24 - 28
Principal Months                          1             19             13            11              6             5
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

                                       CLASS A SENSITIVITY ANALYSIS
                                              TO MATURITY(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                         0% PPC          50% PPC        75% PPC       100% PPC      125% PPC       150% PPC

                                     ------------- -------------- ------------- -------------- -------------- -------------
A-1
WAL (years)                             15.76          1.70           1.24          1.00           0.84           0.72
Principal Window (month)               1 - 276        1 - 40         1 - 27        1 - 22         1 - 18         1 - 16
Principal Months                         276            40             27            22             18             16
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
A-2
WAL (years)                             24.24          4.00           2.63          2.00           1.70           1.48
Principal Window (month)              276 - 310       40 - 61       27 - 41        22 - 27        18 - 22       16 - 20
Principal Months                          35            22             15             6              5             5
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
A-3
WAL (years)                             27.85          7.78           5.15          3.00           2.12           1.82
Principal Window (month)              310 - 355      61 - 141       41 - 94        27 - 68        22 - 30       20 - 24
Principal Months                          46            81             54            42              9             5
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
A-4
WAL (years)                             29.66          16.60         11.43          8.43           2.67           2.13
Principal Window (month)              355 - 358      141 - 318      94 - 243      68 - 184        30 - 35       24 - 28
Principal Months                          4             178           150            117             6             5
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

(1)    Assumes  1-month  LIBOR remains  constant at 5.320% and 6-month  LIBOR  remains  constant at
       5.370% run at the Pricing Speed with no losses and trigger is not in effect.

                                       CLASS M SENSITIVITY ANALYSIS
                                              TO 10% CALL(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                         0% PPC          50% PPC        75% PPC       100% PPC      125% PPC       150% PPC

                                     ------------- -------------- ------------- -------------- -------------- -------------
M-1S
WAL (years)                             26.27          5.58           3.75          3.99           4.28           3.32
Principal Window (month)              296 - 333       51 - 87       38 - 57        44 - 53        35 - 60       28 - 48
Principal Months                          38            37             20            10             26             21
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-2S
WAL (years)                             28.92          10.02          6.64          5.14           4.99           3.99
Principal Window (month)              333 - 355      87 - 159       57 - 106       53 - 78        60 - 60       48 - 48
Principal Months                          23            73             50            26              1             1
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-3S
WAL (years)                             29.58          13.24          8.83          6.49           4.99           3.99
Principal Window (month)              355 - 355      159 - 159     106 - 106       78 - 78        60 - 60       48 - 48
Principal Months                          1              1             1              1              1             1
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-4
WAL (years)                             27.94          8.72           5.81          4.60           4.23           3.41
Principal Window (month)              296 - 355      51 - 159       38 - 106       42 - 78        46 - 60       37 - 48
Principal Months                          60            109            69            37             15             12
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-5
WAL (years)                             27.94          8.72           5.80          4.55           4.08           3.27
Principal Window (month)              296 - 355      51 - 159       37 - 106       41 - 78        44 - 60       35 - 48
Principal Months                          60            109            70            38             17             14
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-6
WAL (years)                             27.94          8.72           5.80          4.52           3.98           3.19
Principal Window (month)              296 - 355      51 - 159       37 - 106       40 - 78        42 - 60       34 - 48
Principal Months                          60            109            70            39             19             15
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-7
WAL (years)                             27.94          8.72           5.80          4.50           3.90           3.12
Principal Window (month)              296 - 355      51 - 159       37 - 106       39 - 78        41 - 60       33 - 48
Principal Months                          60            109            70            40             20             16
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-8
WAL (years)                             27.94          8.72           5.80          4.47           3.83           3.07
Principal Window (month)              296 - 355      51 - 159       37 - 106       39 - 78        40 - 60       32 - 48
Principal Months                          60            109            70            40             21             17
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-9
WAL (years)                             27.94          8.72           5.80          4.46           3.79           3.03
Principal Window (month)              296 - 355      51 - 159       37 - 106       38 - 78        39 - 60       31 - 48
Principal Months                          60            109            70            41             22             18
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

 (1)   Assumes  1-month  LIBOR remains  constant at 5.320% and 6-month  LIBOR  remains  constant at
       5.370%  run at the Pricing Speed with no losses and trigger is not in effect.

                                   CLASS M SENSITIVITY ANALYSIS
                                              TO MATURITY(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                         0% PPC          50% PPC        75% PPC       100% PPC      125% PPC       150% PPC
                                     ------------- -------------- ------------- -------------- -------------- -------------
M-1S
WAL (years)                             26.27          5.58           3.75          3.99           4.29           3.32
Principal Window (month)              296 - 333       51 - 87       38 - 57        44 - 53        35 - 61       28 - 49
Principal Months                          38            37             20            10             27             22
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-2S
WAL (years)                             28.92          10.06          6.67          5.16           6.24           4.97
Principal Window (month)              333 - 355      87 - 172       57 - 115       53 - 84        61 - 96       49 - 77
Principal Months                          23            86             59            32             36             29
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-3S
WAL (years)                             29.70          18.59         12.88          9.52           9.65           7.74
Principal Window (month)              355 - 358      172 - 294     115 - 215      84 - 162       96 - 145       77 - 117
Principal Months                          4             123           101            79             50             41
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-4
WAL (years)                             27.95          9.58           6.45          5.08           4.61           3.70
Principal Window (month)              296 - 357      51 - 270       38 - 191      42 - 143       46 - 111       37 - 89
Principal Months                          62            220           154            102            66             53
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-5
WAL (years)                             27.95          9.56           6.42          5.01           4.44           3.56
Principal Window (month)              296 - 357      51 - 262       37 - 184      41 - 137       44 - 107       35 - 85
Principal Months                          62            212           148            97             64             51
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-6
WAL (years)                             27.95          9.53           6.40          4.97           4.32           3.46
Principal Window (month)              296 - 357      51 - 253       37 - 178      40 - 132       42 - 102       34 - 82
Principal Months                          62            203           142            93             61             49
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-7
WAL (years)                             27.95          9.49           6.37          4.91           4.23           3.38
Principal Window (month)              296 - 357      51 - 246       37 - 172      39 - 127        41 - 98       33 - 79
Principal Months                          62            196           136            89             58             47
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-8
WAL (years)                             27.95          9.44           6.33          4.85           4.13           3.30
Principal Window (month)              296 - 357      51 - 234       37 - 162      39 - 120        40 - 93       32 - 74
Principal Months                          62            184           126            82             54             43
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-9
WAL (years)                             27.95          9.37           6.27          4.80           4.06           3.24
Principal Window (month)              296 - 357      51 - 226       37 - 155      38 - 114        39 - 88       31 - 71
Principal Months                          62            176           119            77             50             41
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

(1)    Assumes  1-month  LIBOR remains  constant at 5.320% and 6-month  LIBOR  remains  constant at
       5.370%  run at the Pricing Speed with no losses and trigger is not in effect.

                                        EXCESS SPREAD TABLE

----------------- ----------------- ----------------- ----------------- ----------------- ----------------
  ---------------- ----------------- ------------------ ---------------- ----------------- ----------------
                  Static LIBOR(1)      Fwd LIBOR(2)                        Static LIBOR(1)    Fwd LIBOR(2)
     Month             (bps)              (bps)          Month                 (bps)             (bps)

       1                335               335               47                489              490
       2                298               298               48                443              446
       3                299               299               49                456              461
       4                298               298               50                437              443
       5                297               298               51                455              459
       6                299               300               52                436              441
       7                297               298               53                436              441
       8                300               300               54                453              458
       9                297               299               55                435              439
       10               297               299               56                453              457
       11               303               307               57                434              439
       12               296               301               58                434              438
       13               300               306               59                470              474
       14               296               302               60                433              437
       15               300               307               61                450              453
       16               295               303               62                431              435
       17               295               303               63                448              451
       18               301               309               64                429              432
       19               296               304               65                429              432
       20               321               331               66                446              448
       21               335               348               67                427              429
       22               348               363               68                444              445
       23               454               461               69                425              426
       24               414               423               70                424              425
       25               427               438               71                478              479
       26               418               428               72                423              423
       27               445               453               73                440              439
       28               431               440               74                421              420
       29               432               438               75                438              437
       30               446               451               76                419              418
       31               433               440               77                419              417
       32               452               458               78                436              434
       33               445               452
       34               447               454
       35               501               505
       36               460               465
       37               475               477
       38               445               449
       39               447               450
       40               435               438
       41               440               445
       42               457               461
       43               443               446
       44               460               462
       45               445               447
       46               444               446
----------------------------------------------------------------------------------------------------------

(1)    Assumes  1-month  LIBOR remains  constant at 5.320% and 6-month  LIBOR  remains  constant at
       5.370% run at the Pricing Speed to call.  Assumes  payments are  received,  if any, from the related Swap Agreement.

(2)    Assumes  1-month  Forward LIBOR and 6-month  Forward LIBOR run at the Pricing Speed to call.
       Assumes payments are received from the related Swap Agreement.

                                            BREAK-EVEN TABLES

------------------------------------ ---------------------------------- ----------------------------------
 ----------------------------------- ---------------------------------- ----------------------------------
                                              Static LIBOR(1)                      Fwd LIBOR(2)
 ----------------------------------- ---------------------------------- ----------------------------------
                                      CDR BREAK(3)    COLLATERAL LOSS    CDR BREAK(3)    COLLATERAL LOSS
                                                            (%)                                (%)
Class M-1S                                40.9             25.55%            41.0             25.58%
Class M-2S                                30.2             21.51%            30.3             21.55%
Class M-3S                                26.6             19.89%            26.8             19.98%
Class M-4                                 22.5             17.84%            22.7             17.94%
Class M-5                                 19.3             16.06%            19.5             16.18%
Class M-6                                 17.1             14.74%            17.3             14.86%
Class M-7                                 14.4             12.98%            14.5             13.05%
Class M-8                                 13.0             12.00%            13.1             12.07%
Class M-9                                 11.6             10.98%            11.7             11.05%
------------------------------------ ---------------- ----------------- ---------------- -----------------

(1)    Assumes  1-month  LIBOR remains  constant at 5.320% and 6-month  LIBOR  remains  constant at
       5.370% run at the Pricing Speed to maturity.  Assumes principal and interest advancing,  40%
       severity rate with a 12 month lag and triggers are in effect at all times.

(2)    Assumes  1-month  Forward  LIBOR  and  6-month  Forward  LIBOR run at the  Pricing  Speed to maturity.  Assumes principal and interest  advancing,  40% severity rate with a 12 month lag and triggers are in effect at all times.

(3)    CDR Break means when bonds receive first principal dollar loss.

COLLATERAL SUMMARY
THE MORTGAGE LOAN CHARACTERISTICS ARE APPROXIMATE AND ARE SUBJECT TO A +/- 10% VARIANCE

SUMMARY                                                                TOTAL                    MINIMUM     MAXIMUM
Aggregate Current Principal Balance                                 $252,209,444
Number of Mortgage Loans                                               1,631

Average Current Principal Balance                                     $154,635                  $9,978     $1,163,680
Weighted Average Original Loan-to-Value                                82.59%                    9.00%      100.00%
Weighted Average Mortgage Rate                                         8.835%                   5.625%      14.275%
Weighted Average Net Mortgage Rate                                     8.335%                   5.125%      13.775%
Weighted Average Note Margin                                           5.974%                   2.890%       9.800%
Weighted Average Maximum Mortgage Rate                                14.966%                   11.990%     18.625%
Weighted Average Minimum Mortgage Rate                                 7.338%                   3.225%      12.000%
Weighted Average Term to Next Rate Adjustment Date                       23                        4           58
(months)
Weighted Average Remaining Term to Stated Maturity                      354                       173         360
(months)
Weighted Average Credit Score                                           614                       500         795

Weighted Average reflected in Total
                                                                                              PERCENT OF CUT-OFF-DATE
                                                       RANGE                                  PRINCIPAL BALANCE
Product Type                                           Hybrid ARM                               72.83%
                                                       Fixed Rate                               27.17%

Lien                                                   First                                    93.96%
                                                       Second                                    6.04%

Property Type                                          Single Family Detached                   74.37%
                                                       Planned Unit Development (attached)       2.37%
                                                       Planned Unit Development (detached)      10.89%
                                                       Condominium Low Rise (less than 5         3.95%
                                                       Stories)
                                                       Condominium Mid Rise (5 to 8 Stories)     0.12%
                                                       Condominium High Rise (more than 8        0.63%
                                                       Stories)
                                                       Townhouse / Rowhouse                      0.53%
                                                       2-4 Family                                7.14%

Occupancy Status                                       Primary Residence                        92.21%
                                                       Non-Owner Occupied                        4.56%
                                                       Second/Vacation                           3.24%

Documentation Type                                     Full Documentation                       59.94%
                                                       Reduced Documentation                    40.06%

Loans with Prepay Penalties                                                                     70.07%

Interest Only Percentage                                                                        16.49%

                                  CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
CREDIT SCORE RANGE                                 NUMBER   PRINCIPAL BALANCE    % OF     AVERAGE       WEIGHTED
                                                                               PRINCIPAL  PRINCIPAL      AVERAGE
                                                   OF LOANS                     BALANCE    BALANCE    ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------
500--519                                               70       $8,951,449        3.55%     $127,878      73.58%
520--539                                               84       11,231,652        4.45      133,710        74.01
540--559                                              129       15,951,393        6.32      123,654        81.93
560--579                                              137       18,909,242        7.50      138,024        77.41
580--599                                              225       38,876,733        15.41     172,785        83.54
600--619                                              332       49,520,857        19.63     149,159        84.12
620--639                                              209       36,495,858        14.47     174,621        83.59
640--659                                              206       33,031,772        13.10     160,348        83.90
660--679                                              111       16,868,642        6.69      151,970        86.29
680--699                                               50        8,954,960        3.55      179,099        87.34
700--719                                               35        5,275,638        2.09      150,733        85.37
720--739                                               18        2,241,364        0.89      124,520        84.28
740--759                                               12        2,556,907        1.01      213,076        79.97
760 or greater                                        13        3,342,978        1.33      257,152        75.37
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                              1,631     $252,209,444      100.00%    $154,635      82.59%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 614.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                      ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
ORIGINAL MORTGAGE LOAN BALANCE ($)            NUMBER      PRINCIPAL        % OF       AVERAGE    WEIGHTED   WEIGHTED
                                                                                                  AVERAGE   AVERAGE
                                                                         PRINCIPAL   PRINCIPAL    CREDIT    ORIGINAL
                                              OF LOANS     BALANCE        BALANCE     BALANCE      SCORE       LTV
-----------------------------------------------------------------------------------------------------------------------
100,000 or less                                 641      $40,942,168      16.23%      $63,872       605       84.60%
100,001--200,000                                 610       87,254,218       34.60      143,040       603       81.80
200,001--300,000                                 208       50,795,629       20.14      244,210       620       83.01
300,001--400,000                                  96       33,089,343       13.12      344,681       624       82.39
400,001--500,000                                  42       18,725,005       7.42       445,833       631       81.74
500,001--600,000                                  21       11,549,415       4.58       549,972       638       85.39
600,001--700,000                                  6        3,869,323        1.53       644,887       629       74.35
700,001--800,000                                  4        2,923,376        1.16       730,844       613       84.15
800,001--900,000                                  1         900,000         0.36       900,000       580       86.00
900,001--1,000,000                                1         997,289         0.40       997,289       648       73.00
1,100,001--1,200,000                              1        1,163,680        0.46      1,163,680      630       73.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the average unpaid  principal  balance of the mortgage loans will be  approximately
$154,635.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                 NET MORTGAGE RATES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
NET MORTGAGE RATE (%)                        NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
5.000--5.499                                     9        $3,123,656       1.24%     $347,073       693       71.82%
5.500--5.999                                     20        5,646,494        2.24      282,325       651        76.30
6.000--6.499                                     64       16,954,700        6.72      264,917       641        72.82
6.500--6.999                                     59       17,351,258        6.88      294,089       639        76.63
7.000--7.499                                    145       31,234,250       12.38      215,409       618        79.79
7.500--7.999                                    142       28,347,343       11.24      199,629       617        80.80
8.000--8.499                                    261       43,672,103       17.32      167,326       607        81.99
8.500--8.999                                    192       28,533,723       11.31      148,613       597        84.27
9.000--9.499                                    224       28,984,074       11.49      129,393       598        86.11
9.500--9.999                                    124       15,720,473        6.23      126,778       597        86.93
10.000--10.499                                  114       14,267,308        5.66      125,152       608        90.38
10.500--10.999                                   73        5,678,832        2.25      77,792        627        90.53
11.000--11.499                                   64        5,059,779        2.01      79,059        612        90.41
11.500--11.999                                   64        3,695,930        1.47      57,749        621        95.39
12.000--12.499                                   45        2,434,471        0.97      54,099        592        90.19
12.500--12.999                                   19         841,352         0.33      44,282        623        99.73
13.000--13.499                                   11         605,708         0.24      55,064        607        97.77
13.500--13.999                                   1          57,990          0.02      57,990        530        60.00
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately
8.335% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   MORTGAGE RATES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE RATE (%)                            NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
5.500--5.999                                     10       $3,264,447       1.29%     $326,445       692       72.17%
6.000--6.499                                     19        5,505,703        2.18      289,774       650        76.21
6.500--6.999                                     64       16,954,700        6.72      264,917       641        72.82
7.000--7.499                                     59       17,351,258        6.88      294,089       639        76.63
7.500--7.999                                    146       31,419,558       12.46      215,202       618        79.79
8.000--8.499                                    141       28,162,034       11.17      199,731       617        80.81
8.500--8.999                                    261       43,672,103       17.32      167,326       607        81.99
9.000--9.499                                    192       28,533,723       11.31      148,613       597        84.27
9.500--9.999                                    224       28,984,074       11.49      129,393       598        86.11
10.000--10.499                                  124       15,720,473        6.23      126,778       597        86.93
10.500--10.999                                  114       14,267,308        5.66      125,152       608        90.38
11.000--11.499                                   73        5,678,832        2.25      77,792        627        90.53
11.500--11.999                                   64        5,059,779        2.01      79,059        612        90.41
12.000--12.499                                   64        3,695,930        1.47      57,749        621        95.39
12.500--12.999                                   45        2,434,471        0.97      54,099        592        90.19
13.000--13.499                                   19         841,352         0.33      44,282        623        99.73
13.500--13.999                                   11         605,708         0.24      55,064        607        97.77
14.000--14.499                                   1          57,990          0.02      57,990        530        60.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately
8.835% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
ORIGINAL LTV RATIO (%)                       NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED
                                                                                                 AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT
                                             OF LOANS                    BALANCE     BALANCE      SCORE
-----------------------------------------------------------------------------------------------------------
00.01--50.00                                     57       $7,456,870       2.96%     $130,822       607
50.01--55.00                                     21        3,366,201        1.33      160,295       595
55.01--60.00                                     40        6,074,122        2.41      151,853       609
60.01--65.00                                     54        9,601,668        3.81      177,809       594
65.01--70.00                                     70       12,116,793        4.80      173,097       602
70.01--75.00                                    100       18,798,188        7.45      187,982       599
75.01--80.00                                    360       61,976,303       24.57      172,156       622
80.01--85.00                                    128       23,605,616        9.36      184,419       599
85.01--90.00                                    283       49,524,417       19.64      174,998       604
90.01--95.00                                    179       34,220,318       13.57      191,175       623
95.01--100.00                                   339       25,468,948       10.10      75,130        646
-----------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 82.59%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   PRODUCT TYPES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
PRODUCT TYPE                                 NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
2-Year Hybrid                                  549       $84,119,031      33.35%    $153,222       601       82.49%
2-Year Hybrid 40/30 Balloon                    132       31,857,164       12.63      241,342       613        83.83
2-Year Hybrid 50/30 Balloon                     2          667,509         0.26      333,754       619        80.00
2-Year Hybrid Interest Only                    112       33,430,878       13.26      298,490       631        82.74
3-Year Hybrid                                  121       18,306,152        7.26      151,291       610        83.60
3-Year Hybrid 40/30 Balloon                     26        6,276,846        2.49      241,417       618        85.15
3-Year Hybrid 45/30 Balloon                     2         1,262,392        0.50      631,196       627        73.55
3-Year Hybrid 50/30 Balloon                     3          576,012         0.23      192,004       634        86.04
3-Year Hybrid Interest Only                     18        5,920,395        2.35      328,911       617        87.95
5-Year Hybrid                                   4         1,270,293        0.50      317,573       699        79.69
Fixed Rate Mortgage                            579       58,321,222       23.12      100,727       619        81.22
Fixed Rate Mortgage 30/15 Balloon               48        2,217,058        0.88      46,189        629        99.09
Fixed Rate Mortgage 40/30 Balloon               25        5,679,134        2.25      227,165       620        74.47
Fixed Rate Mortgage 50/30 Balloon               1          78,265          0.03      78,265        649        80.00
Fixed Rate Mortgage Interest Only               9         2,227,093        0.88      247,455       649        83.39
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                 GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
STATE                                        NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Alabama                                         46       $4,721,837       1.87%     $102,649       600       85.33%
Arizona                                         50        8,497,591        3.37      169,952       629        84.40
Arkansas                                        22        2,371,914        0.94      107,814       586        82.41
California                                     205       57,234,204       22.69      279,191       632        80.65
Colorado                                        19        2,599,740        1.03      136,828       612        81.82
Connecticut                                     10        1,662,585        0.66      166,258       604        81.21
District Of Columbia                            3          217,010         0.09      72,337        622        65.91
Florida                                        145       23,816,220        9.44      164,250       619        80.92
Georgia                                         85       11,308,681        4.48      133,043       604        88.34
Hawaii                                          1          165,545         0.07      165,545       616        90.00
Idaho                                           10        1,144,616        0.45      114,462       607        84.16
Illinois                                        60        7,569,133        3.00      126,152       608        84.43
Indiana                                         60        5,239,966        2.08      87,333        612        87.67
Iowa                                            6          687,604         0.27      114,601       589        83.23
Kansas                                          7          673,544         0.27      96,221        613        84.44
Kentucky                                        10         774,500         0.31      77,450        605        88.00
Louisiana                                       31        3,235,870        1.28      104,383       595        80.77
Maine                                           7          847,725         0.34      121,104       648        87.59
Maryland                                        38        7,512,777        2.98      197,705       613        80.53
Massachusetts                                   20        4,939,834        1.96      246,992       611        84.62
Michigan                                        67        7,140,224        2.83      106,571       607        85.87
Minnesota                                       39        7,379,104        2.93      189,208       631        87.33
Mississippi                                     21        2,595,183        1.03      123,580       572        87.61
Missouri                                        32        3,342,437        1.33      104,451       601        87.08
Montana                                         3          434,863         0.17      144,954       604        85.67
Nebraska                                        8         1,142,673        0.45      142,834       607        87.20
Nevada                                          17        3,262,918        1.29      191,936       607        79.27
New Hampshire                                   2          531,903         0.21      265,951       540        67.10
New Jersey                                      32        5,741,447        2.28      179,420       607        82.43
New Mexico                                      9         1,155,185        0.46      128,354       640        80.20
New York                                        33        6,840,431        2.71      207,286       620        78.49
North Carolina                                  36        6,262,321        2.48      173,953       604        77.23
North Dakota                                    2          136,679         0.05      68,340        604        87.31
Ohio                                            31        3,122,697        1.24      100,732       603        85.70
Oklahoma                                        17        1,477,607        0.59      86,918        587        83.25
Oregon                                          13        1,399,631        0.55      107,664       632        78.59
Pennsylvania                                    38        4,579,118        1.82      120,503       606        82.43
Rhode Island                                    9         1,244,462        0.49      138,274       595        83.36
South Carolina                                  33        3,152,146        1.25      95,520        595        86.14
South Dakota                                    1          28,949          0.01      28,949        611       100.00
Tennessee                                       31        3,785,093        1.50      122,100       591        85.16
Texas                                          128       14,096,129        5.59      110,126       601        82.30
Utah                                            17        2,179,196        0.86      128,188       591        77.85
Virginia                                        50        7,834,297        3.11      156,686       601        81.56
Washington                                      40        7,568,936        3.00      189,223       610        80.85
West Virginia                                   5          399,840         0.16      79,968        637        84.05
Wisconsin                                       80        9,814,286        3.89      122,679       604        84.54
Wyoming                                         2          340,790         0.14      170,395       606        91.33
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------

                               MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
LOAN PURPOSE                                 NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Equity Refinance/Cashout                       832      $143,613,486      56.94%    $172,612       604       80.10%
Purchase                                       590       76,730,257       30.42      130,051       633        87.76
Rate/Term Refinance                            209       31,865,701       12.63      152,467       614        81.35
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                         MORTGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
DOCUMENTATION TYPE                           NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                            1,067     $151,168,310      59.94%    $141,676       604       82.05%
Reduced Documentation                          564       101,041,134      40.06      179,151       628        83.39
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                  OCCUPANCY TYPES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
OCCUPANCY TYPE                               NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Primary Residence                             1,498     $232,554,560      92.21%    $155,243       612       82.58%
Non-Owner Occupied                              85       11,488,845        4.56      135,163       621        75.88
Second/Vacation                                 48        8,166,039        3.24      170,126       657        92.12
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE                                NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Single Family Detached                        1,268     $187,571,294      74.37%    $147,927       613       82.64%
Planned Unit Development (Attached)             41        5,966,651        2.37      145,528       617        85.54
Planned Unit Development (Detached)            148       27,466,551       10.89      185,585       614        82.05
Condominium High Rise                           5         1,592,468        0.63      318,494       602        84.14
Condominium Mid Rise                            2          299,955         0.12      149,978       552        70.37
Condominium Low Rise                            65        9,952,343        3.95      153,113       623        82.66
2-4 Family                                      90       18,012,477        7.14      200,139       621        81.91
Townhouse / Rowhouse                            12        1,347,705        0.53      112,309       619        82.64
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   CREDIT GRADES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CREDIT GRADE                                 NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
A4                                             907      $151,025,420      59.88%    $166,511       619       83.04%
A5                                             475       59,089,500       23.43      124,399       618        84.76
AM                                              74       11,531,897        4.57      155,836       583        71.18
AX                                             136       25,452,157       10.09      187,148       596        82.58
B                                               25        3,331,418        1.32      133,257       566        70.92
C                                               14        1,779,051        0.71      127,075       585        68.30
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              PREPAYMENT PENALTY TERMS OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM(MONTHS)              NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
None                                           585       $75,489,561      29.93%    $129,042       609       82.42%
12                                              67       13,902,828        5.51      207,505       618        81.75
24                                             641       111,841,964      44.34      174,480       612        83.60
36                                             335       50,383,114       19.98      150,397       625        80.84
60                                              3          591,976         0.23      197,325       618        80.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                INTEREST ONLY TERMS OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INTEREST ONLY TERM(MONTHS)                   NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
None                                          1,492     $210,631,077      83.51%    $141,174       611       82.40%
24                                              1          161,871         0.06      161,871       543        90.00
60                                             138       41,416,496       16.42      300,120       630        83.49
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                    NOTE MARGINS OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
NOTE MARGIN (%)                              NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                      662       $68,522,772      27.17%    $103,509       621       81.31%
2.500--2.999                                     1          133,367         0.05      133,367       767        90.00
3.000--3.499                                     10        2,525,494        1.00      252,549       641        69.18
3.500--3.999                                     23        5,305,045        2.10      230,654       629        71.78
4.000--4.499                                     36        5,858,882        2.32      162,747       616        73.92
4.500--4.999                                     54        9,262,264        3.67      171,523       613        80.59
5.000--5.499                                    130       22,702,462        9.00      174,634       604        79.84
5.500--5.999                                    177       35,149,482       13.94      198,585       615        82.95
6.000--6.499                                    272       59,407,878       23.55      218,411       614        84.50
6.500--6.999                                    129       21,269,513        8.43      164,880       603        84.54
7.000--7.499                                     85       12,706,811        5.04      149,492       604        89.25
7.500--7.999                                     36        6,730,674        2.67      186,963       611        90.58
8.000--8.499                                     7         1,481,916        0.59      211,702       623        89.22
8.500--8.999                                     3          355,651         0.14      118,550       585        81.53
9.000--9.499                                     2          298,703         0.12      149,352       565        86.42
9.500--9.999                                     4          498,530         0.20      124,632       566        68.24
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.974% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM MORTGAGE RATE (%)                    NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                      662       $68,522,772      27.17%    $103,509       621       81.31%
11.000--11.999                                   3          430,445         0.17      143,482       718        86.73
12.000--12.999                                   31        7,657,833        3.04      247,027       641        73.27
13.000--13.999                                  117       26,713,670       10.59      228,322       622        76.22
14.000--14.999                                  297       61,833,191       24.52      208,193       614        82.51
15.000--15.999                                  319       57,032,947       22.61      178,787       605        85.26
16.000--16.999                                  165       25,116,615        9.96      152,222       601        89.68
17.000--17.999                                   30        3,930,374        1.56      131,012       587        83.97
18.000--18.999                                   7          971,597         0.39      138,800       597        78.31
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.966% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
MINIMUM MORTGAGE RATE(%)                     NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                      662       $68,522,772      27.17%    $103,509       621       81.31%
3.000--3.999                                     22        4,374,494        1.73      198,841       627        66.10
4.000--4.999                                     67       10,920,641        4.33      162,995       616        77.12
5.000--5.999                                    188       32,398,016       12.85      172,330       609        81.74
6.000--6.999                                    156       31,852,153       12.63      204,180       613        83.65
7.000--7.999                                    162       37,990,922       15.06      234,512       619        83.82
8.000--8.999                                    138       31,464,365       12.48      228,003       615        82.94
9.000--9.999                                    151       22,173,415        8.79      146,844       597        86.77
10.000--10.999                                   70       10,463,946        4.15      149,485       594        87.21
11.000--11.999                                   14        1,920,757        0.76      137,197       609        90.11
12.000 or greater                               1          127,963         0.05      127,963       614        80.00
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 7.338% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                         NEXT INTEREST RATE ADJUSTMENT DATE OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
NEXT INTEREST RATE ADJUSTMENT DATE           NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                      662       $68,522,772      27.17%    $103,509       621       81.31%
August 2007                                     1          154,939         0.06      154,939       508        85.00
October 2007                                    1          140,791         0.06      140,791       683        80.00
November 2007                                   1          185,309         0.07      185,309       606        80.00
February 2008                                   1          327,588         0.13      327,588       643        80.00
April 2008                                      4          463,308         0.18      115,827       635        85.78
June 2008                                       3          467,413         0.19      155,804       581        93.06
July 2008                                       7         1,256,003        0.50      179,429       643        84.49
August 2008                                     29        5,680,473        2.25      195,878       631        77.77
September 2008                                  28        6,252,796        2.48      223,314       625        82.54
October 2008                                    34        8,069,320        3.20      237,333       618        82.66
November 2008                                   61       15,368,184        6.09      251,937       602        86.35
December 2008                                  112       26,595,151       10.54      237,457       626        81.28
January 2009                                    11        2,188,138        0.87      198,922       625        88.01
February 2009                                   73       13,264,362        5.26      181,704       594        81.92
March 2009                                     343       56,690,794       22.48      165,279       604        83.58
April 2009                                      86       12,970,016        5.14      150,814       607        80.40
July 2009                                       2          379,338         0.15      189,669       533        86.17
August 2009                                     21        3,611,953        1.43      171,998       616        81.36
September 2009                                  3          399,824         0.16      133,275       596        75.76
October 2009                                    1          479,173         0.19      479,173       667        95.00
November 2009                                   11        2,970,261        1.18      270,024       605        80.26
December 2009                                   26        7,017,634        2.78      269,909       629        86.82
January 2010                                    1          68,295          0.03      68,295        618        90.00
February 2010                                   14        2,174,771        0.86      155,341       611        86.36
March 2010                                      69       11,769,352        4.67      170,570       612        84.56
April 2010                                      22        3,471,195        1.38      157,782       602        83.19
August 2011                                     1          675,750         0.27      675,750       775        80.00
November 2011                                   2          469,721         0.19      234,860       635        84.49
February 2012                                   1          124,823         0.05      124,823       525        60.00
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 23 months.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                DEBT TO INCOME RATIO OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
DEBT TO INCOME RATIO                         NUMBER   PRINCIPAL BALANCE % OF         AVERAGE    WEIGHTED    WEIGHTED
                                                                                                 AVERAGE     AVERAGE
                                                                        PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
                                             OF LOANS                    BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
N/A                                             95       $13,720,579      5.44%     $144,427       617       79.17%
20.00 or less                                   43        6,675,446        2.65      155,243       626        77.30
20.01 - 25.00                                   58        5,545,711        2.20      95,616        595        73.01
25.01 - 30.00                                   92       13,029,389        5.17      141,624       617        77.87
30.01 - 35.00                                  162       22,364,628        8.87      138,053       614        79.89
35.01 - 40.00                                  252       36,012,281       14.28      142,906       618        81.91
40.01 - 45.00                                  330       51,134,669       20.27      154,954       617        83.72
45.01 - 50.00                                  470       82,128,958       32.56      174,742       613        85.24
50.01 - 55.00                                  128       21,448,474        8.50      167,566       601        82.83
60 or greater                                   1          149,307         0.06      149,307       556        90.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,631     $252,209,444     100.00%    $154,635       614       82.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans will be approximately 42.10%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          RATING AGENCY CONTACTS

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 MOODY'S:                                Peter Genis                                            (212) 553-7764
 S&P:                                    Sharif Mahdavian                                       (212) 438-2412
---------------------------------------------------------------------------------------------------------------------------